EXHIBIT 24


                                POWER OF ATTORNEY


         I, James N. Land, Jr., the undersigned, of P. O. Box 822, Short Hills, New Jersey 07078, make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997.


                           /s/ James N. Land, Jr.



(Acknowledgment)


STATE OF New Jersey)
                        ) SS.
COUNTY OF Morris)



         The foregoing instrument was acknowledged before me this 4th day of February, 1998, by James N. Land, Jr.


                           /s/ Percy Pacheco
                           Signature of Notary Public

                                POWER OF ATTORNEY


                  I, Paul B. Ingrey, the undersigned, of 2000 Royal Marco Point, #710, Marco Island, Florida 34145, make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997.



                           /s/ Paul B. Ingrey



(Acknowledgment)


STATE OF Florida)
                        ) SS.
COUNTY OF Collier)



         The foregoing instrument was acknowledged before me this 1st day of March, 1998, by Paul B. Ingrey.


                           /s/ Ellen L. Palmer
                           Signature of Notary Public

                                POWER OF ATTORNEY


         I, William B. Madden, the undersigned, of 4520 Belfort, Dallas, Texas 75205, make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997.


                           /s/ William B. Madden



(Acknowledgment)


STATE OF Texas)
                        ) SS.
COUNTY OF Dallas)



         The foregoing instrument was acknowledged before me this 5th day of March, 1998, by William B. Madden.


                           /s/ Anne Rush
                           Signature of Notary Public

                                POWER OF ATTORNEY


         I, Steven G. Rothmeier, the undersigned, of P. O. Box 11901, St. Paul, Minnesota 55111-0901, make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997.


                           /s/ Steven G. Rothmeier



(Acknowledgment)


STATE OF Minnesota)
                        ) SS.
COUNTY OF Ramsey)



         The foregoing instrument was acknowledged before me this 3rd day of March, 1998, by Steven G. Rothmeier.


                           /s/ Sally A. Taverna
                           Signature of Notary Public

                                POWER OF ATTORNEY


         I, Joseph D. Sargent, the undersigned, of 25 Colony Road, West Hartford, Connecticut 06117, make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997.


                           /s/ Joseph D. Sargent



(Acknowledgment)


STATE OF Connecticut)
                        ) SS.
COUNTY OF Hartford)



         The foregoing instrument was acknowledged before me this 27th day of February, 1998, by Joseph D. Sargent.


                           /s/ Robert P. Martin
                           Signature of Notary Public

                                POWER OF ATTORNEY


         I, Chris L. Walker, the undersigned, of 6546 Kingfisher Lane, Eden Prairie, Minnesota 55346, make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997.


                           /s/ Chris L. Walker



(Acknowledgment)


STATE OF Minnesota)
                        ) SS.
COUNTY OF Hennepin)



         The foregoing instrument was acknowledged before me this 4th day of March, 1998, by Chris L. Walker.


                           /s/ Mary K. Wright
                           Signature of Notary Public

                                POWER OF ATTORNEY


         I, Frank W. Wilkinson, Jr., the undersigned, of 2240 W. Lake Isles Parkway, Minneapolis, Minnesota 55405, make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead sign the E. W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997.


                           /s/ Frank S. Wilkinson, Jr.



(Acknowledgment)


STATE OF Minnesota)
                        ) SS.
COUNTY OF Hennepin)



         The foregoing instrument was acknowledged before me this 4th day of March, 1998, by Frank S. Wilkinson, Jr.


                           /s/ Mary K. Wright
                           Signature of Notary Public